Exhibit 10.18


                                 LOAN AGREEMENT

     Agreement, made as of October 3, 2003 between Richard Strain with an address at 329 Manchester Road, Poughkeepsie, New York 12603 (the "Lender") and Nathaniel Energy Corporation, a Delaware company with its business address at 8001 South Inter Port Blvd. Englewood, Colorado 80112 (the "Borrower").

     WHEREAS, the Lender has made loans (the "Loans") to the Borrower from time to time in the past.

     WHEREAS, the Lender and the Borrower desire to memorialize the Loans in one document, upon the terms and provisions set forth herein.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Loan.

        (a) The Lender had made Loans to the Borrower, and Borrower has borrowed from the Lender, the principal and interest accrued thereon to the date hereof inclusive, in the aggregate amount of Four Million Eight Hundred Ninety-Two Thousand One Hundred Fifty-One Dollars and Nine Cents ($4,892,151.09) (the "Initial Principal").

        (b) Interest shall accrue as of the date hereof on (i) the Initial Principal and (ii) unpaid Principal Amount (as defined below) at the rate of eight percent 8% per annum. The foregoing notwithstanding, in no event shall the interest hereunder be more than the maximum rate of interest permitted by law.

        (c) No interest on the Initial Principal shall be paid but shall accrue until January 1, 2007. The amount of such interest accrued to such date shall be One Million Two Hundred Seventy-One Thousand Nine Hundred Fifty-Nine Dollars and Twenty-Eight Cents ($1,271,959.28) (the "Accrued Interest"). Such Accrued Interest shall be added to the Initial Principal such that the Initial Principal plus the Accrued Interest as of January 1, 2007 shall equal Six Million One Hundred Sixty Four Thousand One Hundred Ten Dollars and Thirty Seven Cents ($6,164,110.37) (the "Principal Amount").

        (d) The Principal Amount plus interest thereon shall be payable at the end of each calendar quarter commencing on March31, 2007 in substantially equal quarterly installments of Five Hundred Eighty Two Thousand Eight Hundred Seventy Five Dollars and Seventy Nine Cents ($582,875.79) as set forth on Schedule 1(e) attached hereto.

        (e) The Borrower may prepay any or all of the Initial Principal, Accrued Interest (to the extent accrued) or, Principal Amount and/or accrued and unpaid interest thereon, at any time, from time-to-time without premium or penalty. Any prepayment as described herein shall first reduce the Four Million Eight Hundred Ninety-Two Thousand One Hundred Fifty-One Dollars and Nine Cents ($4,892,151.09) Initial Principal accordingly with the balance of the reduced payments to be payable at the end of each calendar quarter commencing on March 31, 2007 in substantially equal quarterly installments.

        (f) The foregoing payment terms or the Principal Amount plus interest thereon shall be more particularly set forth in a promissory note in, or substantially in, the forms attached hereto as Exhibit 1(e) (the "Note"). In the event of any conflict between Section 1 hereof and the payment terms in the Note, the payment terms in the Note shall govern.

     2. Default. The Borrower shall be in default under this Agreement and the Note (each an "Event of Default") if:

        (a) It fails to pay any Principal Amount or interest on the Note when due, which failure to pay continues uncured for ten (10) days after written notice thereof by the Lender;

        (b) It becomes insolvent or admits in writing its inability to pay its debts as they mature; or applies for, consents to, or acquiesces in the appointment of a trustee or receiver for any of its property; or in the absence of an application, consent, or acquiescence a trustee or receiver is appointed for it or a substantial part of its property and is not discharged within sixty
(60) days; or it otherwise commits an act of bankruptcy; or any bankruptcy, reorganization, debt arrangement, or other proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding, is instituted by or against it and if instituted is consented to or acquiesced in by it or remains undismissed for one hundred twenty (120) days;

     3. Acceleration at Option of Lender. If any Event of Default listed in Sections 2(a) through (c) occur and shall continue, the Lender may declare, in writing, the Note(s) immediately due and payable, at which time the unpaid Principal Amount balance and interest thereunder shall immediately become due and payable. The Lender shall promptly advise the Borrower in writing of any acceleration under this Section, but the failure to do so shall not impair the effect of a subsequent declaration.

     4. Application of Payments. Notwithstanding any other provision of this Agreement or any Note, all payments made hereunder and thereunder shall be applied first to payment of sums payable hereunder other than interest and Principal Amount, secondly, interest on the Principal Amount balance outstanding hereunder and thereunder from time to time, and thirdly to the Principal Amount.

     5. Representations and Warranties of the Lender. The Lender hereby represents and warrants to the Borrower:

        (a) he has the power and authority to execute and deliver this Agreement and to perform his duties and responsibilities contemplated hereby, and this Agreement constitutes the valid and binding obligation of the Lender, and it is enforceable according to its terms;

        (b) that neither the execution of this Agreement nor performance hereunder will (i) violate, conflict with or result in a breach of any provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under the terms, conditions or provisions of any contract, agreement or other instrument or obligation to which he is a party, or by which he may be bound, or (ii) violate any order, judgment, writ, injunction or decree applicable to him.

     6. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants to the Lender:

        (a) the Borrower is a corporation duly organized validly existing and in good standing under the laws of the state of its incorporation and it has qualified to do business as a foreign corporation in the jurisdictions, if any, outside of such state, in which it does business and is required to so qualify;

        (b) the Borrower has corporate power and authority to execute and deliver this Agreement and the Note(s) and to perform the duties and responsibilities contemplated hereby and thereby, and this Agreement and the Note(s) constitutes the valid and binding obligation of the Borrower, and they are each enforceable according to their respective terms;

        (c) the execution, delivery and performance of this Agreement and the Note(s) has been duly authorized by the Borrower's Board of Directors, and no other corporate approvals are necessary;

        (d) that neither the execution of this Agreement or the Note(s) nor performance hereunder or thereunder will (i) violate, conflict with or result in a breach of any provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under the terms, conditions or provisions of the Borrower's Certificate of Incorporation or By-Laws or any contract, agreement or other instrument or obligation to which it is a party, or by which it may be bound, or (ii) violate any order, judgment, writ, injunction or decree applicable to it.

     7. Attorneys Fees. Should this Agreement or the Note(s) be placed in the hands of any attorneys for collection or enforcement upon the occurrence of an Event of Default, the Borrower agrees to pay, in addition to all other amounts due and payable hereunder and therewith, all costs and expenses of collection and enforcement, including reasonable attorneys' fees, if the Lender prevails in such action.

     8. Waivers. The Borrower expressly (a) waives presentment, protest, notice of dishonor, notice of non-payment, notice of maturity, notice of protest, diligence in collection with respect to this Agreement and any Note(s), and the benefit of any applicable exemptions, including, but not limited to, exemptions claimed under insolvency laws, and (b) consents that the Lender may release or surrender, exchange or substitute any property or other collateral or security now held or which may hereafter be held as security for the payment under this Agreement or the Note(s), and/or may release any guarantor, and/or may extend the time for payment and/or otherwise modify the terms of payment of any part or the whole of the debt evidenced hereby and thereby.

     9. Notices. Any notice, demand or request relating to any matter set forth in this Agreement or under the Note shall be in writing and shall be deemed effective when hand delivered~ or one (1) day following the date mailed by overnight mail or nationally recognized overnight courier to the Borrower or the Lender at his or its address stated herein (provided confirmation of receipt is obtained) or at such other address of which he or she shall have notified the party giving such notice in writing as aforesaid.

     10. Benefit. This Agreement shall be binding on the respective successors and assigns of the Lender and the Borrower and shall inure to the benefit of the successors and assigns of the Lender.

     11. Delay. No delay on the part of the Lender in the exercise of any right shall operate as a waiver, nor shall any single or partial exercise of any right preclude other or additional exercise of any right.

     12. Assignment. Neither this Agreement nor the Note issued pursuant to this Agreement shall be assigned by the Lender or the Borrower without the prior written consent of the other.

     13. Governing Law. This Agreement and the Note shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to agreements made and to' be performed entirely in New York.

     14. Entire Agreement. This Agreement and the. Note issued hereunder constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and there are no representations, warranties or commitments except as set forth herein. This Agreement and the Note supersede all prior agreements, understandings, negotiations and discussions, whether written or oral, of the parties hereto relating to the Loan and any portion thereof, and the transactions contemplated by this Agreement. This Agreement and the Note may be amended only by a writing executed by the parties hereto and thereto, as the case may be.


                   Remainder of Page Intentionally Left Blank

     IN WITNESS WHEREOF the parties have caused this agreement to be executed by their proper officers and by having their seals affixed on the day and year first above written.

                                            Lender
                                            ------


                                            /s/  RICHARD STRAIN
                                            ----------------------------------
                                                 RICHARD STRAIN

                                            Borrower
                                            --------


                                            NATHANIEL ENERGY CORPORATION


                                            By:  /s/  STAN ABRAMS
                                               -------------------------------
                                            Name:     STAN ABRAMS
                                                 -----------------------------
                                            Title:    President/CEO
                                                  ----------------------------

                                  SCHEDULE 1(c)

                                 Payment of Loan
                                 ---------------


See amortization schedule attached hereto and initialed by the Lender and the Borrower.



  Loan Amortization                                                                                          Page 1
  -----------------------------------------------------------------------------------------------------------------
  LOAN AMORTIZATION
  CUSTOMERS NAME:  NATHANIEL ENERGY
  Customer's Address

  -----------------------------------------------------------------------------------------------------------------
  Loan Parameters
  -----------------------------------------------------------------------------------------------------------------
    Amortization Method     U.S. rule method                                 Loan Amount              $6,164,110.37
  -----------------------------------------------------------------------------------------------------------------
          Contract Date             1/1/2007                               Interest Rate                    8.0000%
  -----------------------------------------------------------------------------------------------------------------
    Payments Frequency             Quarterly                          US Equivalent Rate                        N/A
  -----------------------------------------------------------------------------------------------------------------
        Compound Period                N/A                          Number of Payments                           12
  -----------------------------------------------------------------------------------------------------------------
         First Due Data          3/31/2007                           Periodic Payments                  $582,875.79
  -----------------------------------------------------------------------------------------------------------------
      Canadian Mortgage                 No                               Interest Year           360-day year(U.S.)
  -----------------------------------------------------------------------------------------------------------------
  Additional Intermatios
  -----------------------------------------------------------------------------------------------------------------
              Total PFC              $0.00         Total Principal     $6,184,110.37    Maturity Date    12/31/2009
  -----------------------------------------------------------------------------------------------------------------
           Amt Financed      $6,184,110.37         Total  Interest       $830,399.14     Last Payment    582,875.82
  -----------------------------------------------------------------------------------------------------------------
                    APR            8.0000%                                                 Daily Rate       0.0222%
  -----------------------------------------------------------------------------------------------------------------
       Accumulate Cents                 No          Total Payments     $6,994,509.51    Pmts Per Year             4
  -----------------------------------------------------------------------------------------------------------------
  Loan Schemia
  -----------------------------------------------------------------------------------------------------------------
  Row        Payment           Account        Periodic           Principal           Interest           Interest
   #          Date             Balance         payment             Paid                Paid                Due
  -----------------------------------------------------------------------------------------------------------------
   1.           2                 3              4                  5                   6                 7
  -----------------------------------------------------------------------------------------------------------------
   1         3/31/2007      $6,164,110.31     $582,875.79      $459,593.58          $123,282.21
   2         6/30/2007      $5,704,316.79     $582,875.79      $468,785.45          $114,090.34
   3         9/30/2007      $5,235,731.34     $582,875.79      $478,161.18          $104,714.63
   4        12/31/2007      $4,757,570.18     $582,875.79      $487,724.39          $ 95,151.40
  -----------------------------------------------------------------------------------------------------------------
   Totals for     2007      $4.269,845.79   $2,331,503.16    $1,594,264.58          $437,238.58

   5         3/31/2008      $4,269,845.79     $582,875.79      $497,478.87           $85,396.92
   6         6/30/2008      $3,772,366.92     $582,875.79      $507,428.45           $75,447.34
   7         9/30/2008      $3,264,938.47     $582,875.79      $517,577.02           $65,298.77
   8        12/31/2008      $2,747,361.45     $582,875.79      $527.928.58           $54.947.23
  -----------------------------------------------------------------------------------------------------------------
   Totals for     2008      $2,219,432.89   $2,331,503.16    $2,050,412.90          $281,090.26

   9         3/3l/2009      $2,219,432.89     $582,875.79      $538,487.13           $44,388.66
  10         6/30/2009      $1,680,945.76     $582,875.79      $549,256.87           $33,618.92
  11         9/30/2009      $1,131,688.89     $582,875.79      $560,242.01           $22,633.78
  12        12/31/2009        $571,446.88     $582,875.82      $571,446.88           $11,428.94
  -----------------------------------------------------------------------------------------------------------------
   Totals for     2009                      $2,331,503.19    $2,219,432.89          $112,070.30
  -----------------------------------------------------------------------------------------------------------------
   Summary                                  $6,994,5O9.51    $6,164,110.37          $830,399.14
  -----------------------------------------------------------------------------------------------------------------

